First Quarter Earnings Presentation May 15, 2023

Cautionary Statements And Risk Factors That May Affect Future Results The following presentation for Altus Power, Inc. (“Altus Power” or the “Company”) has been prepared by Altus Power’s management. You should read the presentation together with our consolidated financial statements and related notes appearing in our 2022 Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on March 30, 2023 (the “2022 Annual Report on Form 10-K”) and our first Quarter ended March 31, 2023 Quarterly Report on Form 10-Q filed with the SEC on May 15, 2023. Any references in this section to “we,” “our” or “us” shall mean Altus Power. In addition to historical information, this presentation conta ins statements that are considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements do not convey historical information but relate to predicted or potential future events and financial results, such as statements of our plans, strategies and intentions, or our future performance or goals that are based upon management's current expectations. Our forward- looking statements can often be identified by the use of forward-looking terminology such as “aims,” "believes," "expects," "intends," "may," “could,” "will," "should," "plans," “projects,” “forecasts,” “seeks,” “anticipates,” “goal,” “objective,” “target,” “estimate,” “future,” “outlook,” “strategy,” “vision,” or variations of such words or similar terminology. Investors and prospective investors are cautioned that such forward-looking statements are only projections based on current estimations. These statements involve risks and uncertainties and are based upon various assumptions. Such risks and uncertainties include, but are not limited to, the risks as described in the "Risk Factors" in our 2022 Annual Report on Form 10-K These risks and uncertainties, among others, could cause our actual future results to differ materially from those described in our forward-looking statements or from our prior results. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks to circumstances only as of the date on which it is made. We are not obligated to update these forward-looking statements, even though our situation may change in the future. Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Altus Power’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (1) the risk that pending acquisitions may not close in the anticipated timeframe or at all due to a closing condition not being met; (2) failure to obtain required consents or regulatory approvals in a timely manner or otherwise; (3) the ability of Altus Power to successfully integrate the acquisition of solar assets into its business and generate profit from their operations; (4) the ability of Altus Power to retain customers and maintain and expand relationships with business partners, suppliers and customers; (5) the risk of litigation and/or regulatory actions related to the proposed acquisition of solar assets; and (6) the possibility that Altus Power may be adversely affected by other economic, business, regulatory, credit risk and/or competitive factors. The presentation includes financial information not prepared in accordance with generally accepted accounting principles (“Non-GAAP Financial Measures”). A reconciliation of the Non-GAAP Financial Measures to financial information prepared in accordance with generally accepted accounting principles (“GAAP”), as required by Regulation G, appears in the presentation. The Company is providing disclosure of the reconciliation of reported Non-GAAP Financial Measures used in the presentation, among other places, to its comparable financial measures on a GAAP basis. The Company believes that the Non-GAAP Financial Measures provide investors additional ways to view our operations, when considered with both our GAAP results and the reconciliation to net income and net cash provided by operating activities, which we believe provide a more complete understanding of our business than could be obtained absent this disclosure. We believe the Non-GAAP Financial Measures also provide investors a useful tool to assess shareholder value. All rights to the trademarks, copyrights, logos and other intellectual property in this presentation belong to their respective owners and Altus Power’s use thereof does not imply an affiliation with, or endorsement by the owners or such trademarks, copyrights, logos or other intellectual property. Altus Power’s earnings call for the first quarter ended March 31, 2023, which was held on May 15, 2023, and is intended to assist in understanding information Altus Power’s management discussed in that call. This presentation should be viewed in conjunction with the March 30, 2023, earnings call, a reply of which is available on Altus Power’s website at www.altuspower, under Investor. The information contained in the presentation is summary information that is intended to be considered in the context of the Company’s SEC filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. This presentation is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Altus Power and is not intended to form the basis of an investment decision in Altus Power. All subsequent written and oral forward-looking statements concerning Altus Power or other matters and attributable to Altus Power or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. 2

First Quarter Results First Quarter Results Support 2023 Guidance 31 Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Please see Financial Statements in the Appendix for a reconciliation to the most directly comparable GAAP measures $19.2 $29.4 1Q 2022 1Q 2023 Revenue ($M) $8.8 $16.0 1Q 2022 1Q 2023 Adjusted EBITDA1 ($M) 362 678 1Q 2022 1Q 2023 Installed Portfolio (MWs) Net Income ($M)* 1Q 2022 1Q 2023 $60.1 $3.6 Adjusted EBITDA Margin1 1Q 2022 1Q 2023 46% 55% FREDERICK COUNTY, MARYLAND *GAAP Net Income figures includes non-cash gains from remeasurement of alignment shares of $46.4M and $17M for 1Q 2022 and 1Q 2023, respectively.

Altus Power Has Expanded to 24 States as of March 31, 2023 (678 MWs) 4 State MWs % New York 137 20% New Jersey 119 18% Massachusetts 116 17% California 112 17% Minnesota 57 8% Hawaii 29 4% Nevada 21 3% Maryland 12 2% Connecticut 10 1% All other 65 10% Total 678 100% Fixed Fixed w/Escalator Variable 58% 22% 20% Largest States of Operation Asset Map Across the US Contract Breakdown (MWs)1 Includes over 160 MWs of Community Solar Customers 1 Percentages shown are approximations as of March 31, 2023

New Partnerships 5 Solar & Battery Power for Iron Mountain Storage Facility ➢ Agreement for rooftop solar and storage with initial focus on 2.6 MW in Northborough, MA ➢ Iron Mountain will subscribe to 50% of the power generation ➢ Remaining 50% of the power will subscribe local community solar customers ➢ Additional focus to add electric vehicle charging ➢ In active discussions to expand partnership at facilities in three additional states Progress on Contracting and the “Network Effect”

Ramping Construction Activity 6 Increased Visibility for 2023 MARYLAND RHODE ISLAND MAINE +2.5 MWs +4 MWs +1.4 MWs 8 MWs Completed During Second Quarter 67 MWs of Additional Completions Expected by Year-End 2023 15 MWs40 MWs 7 MWs 5 MWs NEW JERSEY NEW YORK MARYLAND HAWAII

Asset Base and Growth Pipeline1 >500 MW Projects Under Development 7 Over 700 watt of Actionable Pipeline In Construction / Pre-Construction In Contract / Negotiation Customer Engagement 25% (vs 25% Q4) 40% (vs 42% Q4) 35% (vs 33% Q4) 1 A portion of these acquisitions are subject to due diligence and the execution of definitive agreements and there is no guarantee as to when or if the prospective acquisitions in our pipeline will be realized or make a positive contribution to our operating results >500 MW of Potential Operating Acquisitions1 Operating Asset Base And Growth Pipeline In Negotiation Initial Engagement 78% (vs 67% Q4) Q1 Q2 Q4Q3Q4 ‘22 470 MWs 678 MWs 19% (vs 30% Q4) 3% in Closing 8 MWs now welcomed into service

Track Record of Growth 8 $12.5 $17.6 $20.1 $21.6 $19.2 $24.8 $30.4 $26.8 $29.4 Q1 Q2 Q3 Q4 Operating Revenue by Quarter3 FY 2021 FY 2022 FY 2023 $6.3 $10.2 $11.7 $12.9 $8.8 $13.9 $19.4 $16.6$16.0 Q1 Q2 Q3 Q4 Adjusted EBITDA by Quarter3 FY 2021 FY 2022 FY 2023 1 Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Please see Financial Statements in the Appendix for a reconciliation to the most directly comparable GAAP measures 2 Conversion from megawatt hours according to EPA AVERT Calculator (https://www.epa.gov/energy/greenhouse-gases-equivalencies-calculator-calculations-and-references) 3 Trendline provided for illustrative purposes only. It is not intended to predict growth in either operating revenue or Adjusted EBITDA in the future and should not be relied upon to make investment decisions. First Quarter 2023 Financial Highlights • $29.4 Million Operating Revenue • $3.8 Million GAAP Net Income • $16 Million Adjusted EBITDA1 • 55% Adjusted EBITDA Margin1 ➢ First quarter margin benefits from portfolio scale ➢ Expect seasonality to drive quarterly results FREDERICK COUNTY, MARYLAND LAKE COUNTY, INDIANA

Focusing on Full Year 9 First Quarter Results Supportive of 2023 Guidance 58.6 79 97-103 2022A 2022E Exit 2023 Guidance Portfolio Annualized Rate (Exit PAR) 1The exit portfolio annualized rate, or exit PAR, reflects the estimated annual adjusted EBITDA potential of our operating asset base at the end of the year and assumes customary weather, production, expenses and other economic and market conditions. This figure is a non-GAAP measure and only an estimate and is based on a number of assumptions by Altus Power’s management that may or may not be realized. Adjusted EBITDA & Exit PAR1 ($MM) ➢ Affirming adjusted EBITDA guidance range and adjusted EBITDA margin in the mid-to-high fifty percent range ➢ No required common equity to execute our current growth plan for 2023 ➢ Additional debt and tax equity available for unlevered assets currently installed in our portfolio

Appendix

Insulated from Economic Cycles Tailwinds Present At Multiple Levels 11 1. “Electrification of Everything” – Global drive towards clean electricity sources • Replace carbon-emitting sources of electricity including coal, natural gas, and oil-fired • Potential for electrification of cooking, water heating and space heating • Transportation – EV charging for cars and fleet charging for medium and heavy-duty trucks 2. Altus Power Customers Benefit • Altus Power electricity contracts priced at a discount to utility rates allow cost savings • No upfront investment from customer – Altus Power finances, builds, owns and operates each asset • Increased annual cash stream for building owners who receive cash in the form of lease payments 3. Robust Underwriting Standards • Currently no commercial customer defaults in our company’s history driven by Altus Power’s careful due diligence of both customers AND real estate • Further enhanced by CBRE’s proprietary real estate data supporting location analysis and sub-market trends

Comparison of Gigawatt-Hours Produced (’22 & ’23 Actuals) 12 4 A Growing Asset Base 86 137 139 94 137 1Q 2Q 3Q 4Q Gigawatt-Hours 2022 2023

Environmental, Social and Governance (ESG)

Commitment To Sustainability

Our Business - Build, Buy, Own, and Generate Carbon-Free Electricity

First Quarter 2023 Clean Electricity Generation[1]				
~137,000 MWh Clean Electricity	=	100,000 Metric Tons CO2 Equivalents Avoided	=	Carbon Sequestration of 115,000 Acres of Forests

Trailing Twelve Months Clean Electricity Generation[1,2]				
~507,000 MWh Clean Electricity	=	359,000 Metric Tons CO2 Equivalents Avoided	=	831,042 Barrels of Oil Consumed

Sophia Lee appointed as Chief Sustainability Officer – Driving ESG consideration in all Altus Power business decisions and reflected in our public disclosures for benefit of all existing and potential counterparties

Third-Party Ratings – Rated by Sustainalytics, ISS and MSCI

Annual Sustainability Reporting – See Altus Power's ESG Website for our 2021 Sustainability Report and additional information on our commitment to sustainability

[1] Conversion from megawatt hours according to EPA AVERT Calculator (https://www.epa.gov/energy/greenhouse-gases-equivalencies-calculator-calculations-and-references)
[2] Trailing Twelve Months as of March 31, 2022

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How Altus Power Turns Clean Electricity Into Revenue 14 4 How We Deliver Energy to Our Customers Power Purchase Agreement (PPA) Net Metering Credit Agreement (NMCA) • Project sited behind-the-meter, usually on tenant rooftop or on carport • Altus Power measures kWh delivered • Altus Power bills at contract rate (fixed or variable). • Project sited anywhere within local utility territory • Utility measures kWh delivered, credits Altus Power’s customer bill • Altus Power bills customer at contract rate (generally variable) • Project sited either on rooftop or remotely within utility territory • Altus Power’s rate to customer subsidized by state- sponsored REC value • Altus Power bills customer at contract rate, and also monetizes REC with local utility or other counterparty Renewable Energy Certificates (RECs)

Origination – Project Timeline to Completion1 15 4 Extended Project Timelines Remain Unchanged Historical Timeline 12-15 months Current Timeline Extension 3-6 months Altus Power’s Self-Developed/Construction Channel Partner Fully Developed/Construction Historical Timeline 6-9 months Current Timeline Extension 3-6 months 1 All references to timelines refer to time between terms agreed until commercial operations and is based on our historical business operations. There is no guarantee that projects developed in the future will follow the same timeline as our historical operations

Non-GAAP Reconciliation 161 Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures Adjusted EBITDA1 Adjusted EBITDA Margin1

Balance Sheet 17 Consolidated Balance Sheets (In thousands, except share and per share data)

Statement of Operations 18 Consolidated Statements of Operations (In thousands, except share and per share data)

Non-GAAP Definitions 19 4 Adjusted EBITDA is a non-GAAP financial measure and is defined as net income (loss) plus net interest expense, depreciation, amortization and accretion expense, income tax expense, acquisition and entity formation costs, non-cash compensation expense, and excluding the effect of certain non-recurring items we do not consider to be indicative of our ongoing operating performance such as, but not limited to, gain on fair value remeasurement of contingent consideration, gain on disposal of property, plant and equipment, change in fair value of redeemable warrant liability, change in fair value of alignment shares, loss on extinguishment of debt, and other miscellaneous items of other income and expenses. Adjusted EBITDA margin is a non-GAAP financial measure and is defined as Adjusted EBITDA divided by operating revenues. Adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures that we use to measure out performance. We believe that investors and analysts also use adjusted EBITDA in evaluating our operating performance. This measurement is not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance. The GAAP measure most directly comparable to adjusted EBITDA is net income and to adjusted EBITDA margin is net income over operating revenues. The presentation of adjusted EBITDA and adjusted EBITDA margin should not be construed to suggest that our future results will be unaffected by non-cash or non-recurring items. In addition, our calculation of adjusted EBITDA and adjusted EBITDA margin are not necessarily comparable to adjusted EBITDA as calculated by other companies and investors and analysts should read carefully the components of our calculations of these non-GAAP financial measures. We believe adjusted EBITDA is useful to management, investors and analysts in providing a measure of core financial performance adjusted to allow for comparisons of results of operations across reporting periods on a consistent basis. These adjustments are intended to exclude items that are not indicative of the ongoing operating performance of the business. Adjusted EBITDA is also used by our management for internal planning purposes, including our consolidated operating budget, and by our board of directors in setting performance-based compensation targets. Adjusted EBITDA should not be considered an alternative to but viewed in conjunction with GAAP results, as we believe it provides a more complete understanding of ongoing business performance and trends than GAAP measures alone. Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. In addition to adjusted EBITDA, we refer to exit portfolio annualized rate, or exit PAR, which is a non-GAAP measure. Exit PAR reflects the estimated annual adjusted EBITDA potential of our operating asset base at the end of the year and assumes customary weather, production, expenses and other economic and market conditions. We believe this metric can be helpful to assess our portfolio asset base in operation at the beginning of an annual period, e.g. if we were to receive the benefit of assets added for a full year even if they were added during a partial year. This figure is only an estimate and is based on a number of assumptions by Altus Power’s management that may or may not be realized. Altus Power does not provide GAAP financial measures on a forward-looking basis because the Company is unable to predict with reasonable certainty and without unreasonable effort, items such as acquisition and entity formation costs, gain on fair value remeasurement of contingent consideration, change in fair value of redeemable warrant liability, change in fair value of alignment shares. These items are uncertain, depend on various factors, and could be material to Altus Power’s results computed in accordance with GAAP.

Adjusted EBITDA and Adjusted EBITDA Margin We define adjusted EBITDA as net income plus net interest expense, depreciation, amortization and accretion expense, income tax expense, acquisition and entity formation costs, stock-based compensation expense, and excluding the effect of certain non- recurring items we do not consider to be indicative of our ongoing operating performance such as, but not limited to, gain or loss on fair value remeasurement of contingent consideration, change in fair value of redeemable warrant liability, change in fair value of Alignment Shares liability, loss on extinguishment of debt, and other miscellaneous items of other income and expenses. See "Components of Results of Operations" below for a description of each of these items. Interest Expense, Net. Interest expense, net represents interest on our borrowings under our various debt facilities, amortization of debt discounts and deferred financing costs, and unrealized gains and losses on interest rate swaps. Depreciation, Amortization and Accretion Expense. Depreciation expense represents depreciation on solar energy systems that have been placed in service. Depreciation expense is computed using the straight-line composite method over the estimated useful lives of assets. Leasehold improvements are depreciated over the shorter of the estimated useful lives or the remaining term of the lease. Amortization includes third party costs necessary to enter into site lease agreements, third party costs necessary to acquire PPA and NMCA customers and favorable and unfavorable rate revenues contracts. Third party costs necessary to enter into site lease agreements are amortized using the straight-line method ratably over 15-30 years based upon the term of the individual site leases. Third party costs necessary to acquire PPAs and NMCA customers are amortized using the straight-line method ratably over 15-25 years based upon the term of the customer contract. Estimated fair value allocated to the favorable and unfavorable rate PPAs and REC agreements are amortized using the straight-line method over the remaining non-cancelable terms of the respective agreements. Accretion expense includes over time increase of asset retirement obligations associated with solar energy facilities. Income Tax (Expense) Benefit. We account for income taxes under ASC 740, Income Taxes. As such, we determine deferred tax assets and liabilities based on temporary differences resulting from the different treatment of items for tax and financial reporting purposes. We measure deferred tax assets and liabilities using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to reverse. Additionally, we must assess the likelihood that deferred tax assets will be recovered as deductions from future taxable income. We have a partial valuation allowance on our deferred state tax assets because we believe it is more likely than not that a portion of our deferred state tax assets will not be realized. We evaluate the recoverability of our deferred tax assets on a quarterly basis. Acquisition and Entity Formation Costs. Acquisition and entity formation costs represent costs incurred to acquire businesses and form new legal entities. Such costs primarily consist of professional fees for banking, legal, accounting and appraisal services. Stock-Based Compensation Expense. Stock-based compensation expense is recognized for awards granted under the Legacy Incentive Plans and Omnibus Incentive Plan, as defined in Note 20, "Stock-Based Compensation," to our consolidated financial statements included elsewhere in this Report. Fair Value Remeasurement of Contingent Consideration. In connection with the Solar Acquisition (as defined in Note 11, “Fair Value Measurements,” to our consolidated financial statements included elsewhere in this Report), contingent consideration of up to an aggregate of $3.1 million may be payable upon achieving certain market power rates by the acquired solar energy facilities. The Company estimated the fair value of the contingent consideration for future earnout payments using a Monte Carlo simulation model. Significant assumptions used in the measurement include market power rates during the 36-month period, and the risk-adjusted discount rate associated with the business. Change in Fair Value of Redeemable Warrant Liability. In connection with the Merger, the Company assumed a redeemable warrant liability composed of publicly listed warrants (the "Redeemable Warrants") and warrants issued to CBRE Acquisition Sponsor, LLC in the private placement (the "Private Placement Warrants"). Redeemable Warrant Liability was remeasured through the Redemption Date, and the resulting loss was included in the consolidated statements of operations. Change in Fair Value of Alignment Shares. Alignment Shares represent Class B common stock of the Company which were issued in connection with the Merger. Class B common stock, par value $0.0001 per share ("Alignment Shares") are accounted for as liability-classified derivatives, which were remeasured as of December 31, 2022, and the resulting gain was included in the consolidated statements of operations. The Company estimates the fair value of outstanding Alignment Shares using a Monte Carlo simulation valuation model utilizing a distribution of potential outcomes based on a set of underlying assumptions such as stock price, volatility, and risk-free interest rates. Loss on Extinguishment of Debt. When the repayment of debt is accounted for as an extinguishment of debt, loss on extinguishment of debt represents the difference between the reacquisition price of debt and the net carrying amount of the extinguished debt. Other (Income) Expense, Net. Other income and expenses primarily represent interest income, state grants, and other miscellaneous items. Gain on Disposal of Property, Plant and Equipment. In connection with the disposal of land, the Company recognized a gain on disposal of property, plant and equipment, which represents the excess of consideration received over the carrying value of the disposed land. Adjusted EBITDA Definitions 204